Exhibit 32.2
CERTIFICATION
Pursuant To 18 U.S.C. Section 1350
as Adopted Pursuant to Section 906 of The Sarbanes-Oxley Act Of 2002
In connection with the Amendment No. 2 to the Annual Report on Form 10-K/A of NEWPARK RESOURCES, INC., a Delaware corporation (“Newpark”), for the period ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Eric M. Wingerter, Vice President of Finance, Controller and Acting Chief Financial Officer of Newpark, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Newpark.

/s/ Eric M. Wingerter
Eric M. Wingerter
Vice President of Finance, Controller and Acting Chief Financial Officer October 10, 2006